                                 AMENDMENT NO. 1
                         TO MASTER REPURCHASE AGREEMENT

                  Amendment No. 1, dated as of June 17, 2005 (this "Amendment"), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the "Buyer"), MORTGAGEIT,
INC. ("MortgageIT") and MORTGAGEIT HOLDINGS, INC. ("Holdings" and together with
MortgageIT the "Sellers").

                                    RECITALS
                                    --------

                  The Buyer and the Sellers are parties to that certain Master
Repurchase Agreement, dated as of March 11, 2005 (the "Existing Master
Repurchase Agreement"; as amended by this Amendment, the "Master Repurchase
Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Master Repurchase Agreement.

                  The Buyer and the Sellers have agreed, subject to the terms and conditions of this Amendment, that the Existing Master Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing
Repurchase Agreement;

                  Accordingly, the Buyer and the Sellers hereby agree, in
consideration of the mutual promises and mutual obligations set forth herein, that the Existing Master Repurchase Agreement is hereby amended as follows:

                  SECTION 1. Definitions. Section 1 of the Existing Repurchase
Agreement is hereby amended by:

                  1.1   Deleting the following definitions in their entirety and
replacing them with the following:

                  "Adjusted Tangible Net Worth" means, for any Person, Net Worth of such Person plus Subordinated Debt, minus all intangible assets, including capitalized servicing rights, goodwill, patents, tradenames, trademarks, copyrights, franchises, any organizational expenses, deferred expenses, prepaid expenses, prepaid assets, receivables from shareholders, Affiliates or employees, and any other asset as shown as an intangible asset on the balance sheet of such Person on a consolidated basis as determined at a particular date in accordance with GAAP.

                   "Indebtedness" means, with respect to any Person, (a)
obligations created, issued or incurred by such Person for borrowed money
(whether by loan, the issuance and sale of debt securities or the sale of
Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money)
arising, and accrued expenses incurred, in the ordinary course of business, so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c)
Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person;
(d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or

accepted by banks and other financial institutions for the account of such
Person; (e) Capital Lease Obligations of such Person; (f) obligations of such
Person under repurchase agreements, sale/buy-back agreements or like arrangements; (g) Indebtedness of others Guaranteed by such Person; (h) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; and (i) Indebtedness of general partnerships of which such Person is a general partner; provided, that
Indebtedness shall not include Subordinated Debt.

                   "Program Agreements" means, collectively, the Servicing
Agreement, if any, the Servicer Notice, if any, the Custodial Agreement, this
Agreement, the Disbursement Agreement, the Electronic Tracking Agreement, if
entered into and, with respect to each Exception Mortgage Loan, a Purchase
Confirmation.

                  1.2 Adding the following definitions in their proper
alphabetical order:

                  "Adjusted Indebtedness" means, for any Person, Indebtedness less only those obligations created, issued or incurred by such Person for borrowed money by the issuance and sale of debt securities that are sponsored, created, issued or incurred by such Person or its Affiliates in connection with securitizations."

                  "Disbursement Account" means the account established by the
Disbursement Agent subject to the Disbursement Agreement, into which the
Purchase Price for the Purchased Mortgage Loans that are Wet-Ink Mortgage Loans shall be deposited.

                  "Disbursement Agent" means Deutsche Bank National Trust
Company, its successor or assigns.

                  "Disbursement Agreement" means that certain Disbursement
Agreement by and among the Disbursement Agent, the Sellers and the Buyer, dated as of June 17, 2005 as the same may be amended from time to time, setting forth the terms pursuant to which the Disbursement Agent shall disburse funds related to Wet-Ink Mortgage Loans from the Disbursement Account.

                  SECTION 2. Program; Initiation of Transactions. Subsection (f)
of Section 3 is hereby amended by adding the following sentence at the end thereof:

                  "The Sellers shall disburse to the Disbursement Agent the
funds related to the Wet-Ink Mortgage in accordance with the terms of the
Disbursement Agreement."

                  SECTION 3. Covenants. Section 14 is hereby amended by:

                  3.1 deleting subsection (b) in its entirety and replacing it with the following:

                  "b. Indebtedness to Adjusted Tangible Net Worth Ratio. The
Sellers, on a consolidated basis, shall maintain the ratio of Adjusted
Indebtedness to Adjusted Tangible Net Worth of no greater than 15:1 and the ratio of Indebtedness to Adjusted Tangible Net Worth no greater than 25:1."

                  3.2 adding the following subsections (ee) and (ff) thereto with the following:

                  "ee. Restricted Payments on Subordinated Debt. If a Default or
Event of Default has occurred, neither Seller shall make any payments of principal and/or interest on account of any Subordinated Debt (including without limitation Subordinated Debt related to (i) that certain Junior Subordinated
Indenture, dated as of May 26, 2005 among the Sellers and Wilmington Trust
Company, as amended from time to time and (ii) that certain Junior Subordinated
Indenture, dated as of April 13, 2005 among MortgageIT and JPMorgan Chase Bank,
National Association, as amended from time to time), or any other similar debt subsequently issued without the prior written consent of the Buyer."

                  "ff. Notice of Failure to Make Principal and/or Interest
Payments. Each Seller shall give the Buyer written notice within 2 Business Days upon its failure to make any payments of principal and/or interest in connection with any Subordinated Debt."

                  SECTION 4. Section 15 is hereby amended by deleting subsection
(f) in its entirety and replacing it with the following:

                  "(f) Breach of Financial Representation or Covenant or
Obligation. A breach by any Seller of any of the representations, warranties or covenants or obligations set forth in Sections 13(a)(1), 13(a)(7), 13(a)(12),
13(a)(19), 13(a)(24), 14a, 14b, 14d, 14e, 14s, 14w, 14x, 14bb, 14cc, 14dd, 14ee
or 14ff of this Agreement."

                  SECTION 5. Exhibits. Exhibit D to the Existing Repurchase
Agreement is hereby amended by deleting it in its entirety and replacing in with
Exhibit A hereto.

                  SECTION 6. Conditions Precedent. This Amendment shall become effective on June 17, 2005 (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent:

                  6.1   Delivered Documents. On the Amendment Effective Date,
the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

                  (1) this Amendment, executed and delivered by duly authorized officers of the Buyer, MortgageIT and Holdings; and

                  (2) such other documents as the Buyer or counsel to the Buyer may reasonably request.

                  6.2   Payment of Attorneys' Fees. On the Amendment Effective
Date, the Sellers shall have paid attorneys' fees to Buyer or its counsel either by payment or by authorized debit in connection with this Amendment in an amount equal to $3,000.

                  SECTION 7. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Master Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                  SECTION 8. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                  SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY,
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT
REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:                        CREDIT SUISSE FIRST BOSTON
                              MORTGAGE CAPITAL LLC,
                              AS BUYER

                              By: /s/ Bruce S. Kaiserman
                                  ------------------------------------
                                   Name: Bruce S. Kaiserman
                                   Title: Vice President

MortgageIT:                   MORTGAGEIT, INC.,
                              AS SELLER

                              By: /s/ Glenn J. Mouridy
                                  ----------------
                                  Name: Glenn J. Mouridy
                                  Title: Executive Vice President

Holdings:                     MORTGAGEIT HOLDINGS, INC.,
                              AS SELLER

                              By: /s/ Glenn J. Mouridy
                                  ----------------
                                  Name: Glenn J. Mouridy
                                  Title: President and Chief Financial Officer

                          Exhibit A to Amendment No. 1

                                                                       EXHIBIT D

                        OFFICER'S COMPLIANCE CERTIFICATE
                        --------------------------------

I, _________________, do hereby certify that I am the duly elected, qualified and authorized officer of MortgageIT, Inc. ("MortgageIT"). This Certificate is
delivered to you in connection with Section 17b of the Master Repurchase
Agreement dated as of March 11, 2005, among MortgageIT, Inc., MortgageIT
Holdings, Inc. and Credit Suisse First Boston Mortgage Capital LLC (as amended from time to time, the "Agreement"), as the same may have been amended from time to time. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Agreement. I hereby certify that, as of the date of the financial statements attached hereto and as of the date hereof,
MortgageIT is and has been in compliance with all the terms of the Agreement and, without limiting the generality of the foregoing, I certify that:

               Adjusted Tangible Net Worth. The Sellers, on a consolidated basis, have maintained an Adjusted Tangible Net Worth of at least
               $170,000,000. A detailed summary of the calculation of Seller's actual Adjusted Tangible Net Worth is provided in Schedule 1 hereto.

               Indebtedness to Adjusted Tangible Net Worth Ratio. The Sellers,
               on a consolidated basis, have maintained the ratio of Adjusted
               Indebtedness to Adjusted Tangible Net Worth of no greater than
               15:1 and the ratio of Indebtedness to Adjusted Tangible Net Worth no greater than 25:1. A calculation of Sellers' actual
               Indebtedness to Adjust Tangible Net Worth is provided in Schedule
               1 hereto.

               Maintenance of Profitability. Sellers have not permitted, for any
               Test Period, Net Income for such Test Period, before income taxes for such Test Period and distributions made during such Test
               Period, to be less than $1.00.

               Insurance. Sellers or their Affiliates, have maintained, for
               Sellers and their Subsidiaries, insurance coverage with respect to employee dishonesty, forgery or alteration, theft,
               disappearance and destruction, robbery and safe burglary,
               property (other than money and securities) and computer fraud or an aggregate amount of at least $_____________. The actual amount of such coverage is $_____________.

               Financial Statements. The financial statements attached hereto are accurate and complete, accurately reflect the financial condition of Sellers, and do not omit any material fact as of the date(s) thereof.

               Documentation. Sellers have performed the documentation
               procedures required by its operational guidelines with respect to endorsements and assignments,

                                      D-1

               including the recordation of assignments, or has verified that such documentation procedures have been performed by a prior holder of such Mortgage Loan.

               Compliance. Each Seller has observed or performed in all material respects all of its covenants and other agreements, and satisfied every condition, contained in the Agreement and the other Program
               Agreements to be observed, performed and satisfied by it. [If a covenant or other agreement or condition has not been complied with, the applicable Seller shall describe such lack of
               compliance and provide the date of any related waiver thereof.]

               Regulatory Action. Neither Seller is currently under
               investigation or, to best of any Seller's knowledge, no
               investigation by any federal, state or local government agency is threatened. Neither Seller has been the subject of any government investigation which has resulted in the voluntary or involuntary suspension of a license, a cease and desist order, or such other action as could adversely impact Sellers' business. [If so, the applicable Seller shall describe the situation in reasonable detail and describe the action that Seller has taken or proposes to take in connection therewith.]

               No Default. No Default or Event of Default has occurred or is continuing. [If any Default or Event of Default has occurred and is continuing, applicable Seller shall describe the same in reasonable detail and describe the action such Seller has taken or proposes to take with respect thereto, and if such Default or
               Event of Default has been expressly waived by Buyer in writing, such Seller shall describe the Default or Event of Default and provide the date of the related waiver.]

               Indebtedness. All Indebtedness (other than Indebtedness evidenced by the Repurchase Agreement) of Sellers existing on the date hereof is listed on Schedule 2 hereto.

               Purchased Mortgage Loans. Attached hereto as Schedule 3 is a true and correct list of all Mortgage Loans purchased by Buyer and held by Custodian pending repurchase.

               Originations. Attached hereto as Schedule 4 is a true and correct summary of all Mortgage Loans originated by Sellers during the calendar quarter ending on [DATE].

               Heding. Attached hereto as Schedule 5 is a true and correct summary of all Interest Rate Protection Agreements entered into or maintained by Sellers during the calendar quarter ending on
               [DATE].

               REIT Qualification Tests. Holdings is, and has been since
               _____________, a real estate investment trust (a "REIT") for U.S.
               federal income tax purposes. Attached hereto as Schedule 5 is a true and correct summary of the calculations for REIT
               qualification of Holdings.

               REIT Asset and Income Tests.

                                      D-2

        1.  AT THE CLOSE OF EACH TAXABLE YEAR, AT LEAST 75 PERCENT OF HOLDINGS'
            GROSS INCOME CONSISTS OF (I) "RENTS FROM REAL PROPERTY" WITHIN THE
            MEANING OF SECTION 856(C)(3)(A) OF THE CODE, (II) INTEREST ON
            OBLIGATIONS SECURED BY MORTGAGES ON REAL PROPERTY OR ON INTERESTS IN
            REAL PROPERTY, WITHIN THE MEANING OF SECTION 856(C)(3)(B) OF THE
            CODE, (III) GAIN FROM THE SALE OR OTHER DISPOSITION OF REAL PROPERTY
            (INCLUDING INTERESTS IN REAL PROPERTY AND INTERESTS IN MORTGAGES ON
            REAL PROPERTY) WHICH IS NOT PROPERTY DESCRIBED IN SECTION 1221(A)(1)
            OF THE CODE, WITHIN THE MEANING OF SECTION 856(C)(3)(C) OF THE CODE,
            (IV) DIVIDENDS OR OTHER DISTRIBUTIONS ON, AND GAIN (OTHER THAN GAIN
            FROM "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF SECTION
            857(B)(6)(B)(III) OF THE CODE) FROM THE SALE OR OTHER DISPOSITION
            OF, TRANSFERABLE SHARES (OR TRANSFERABLE CERTIFICATES OF BENEFICIAL
            INTEREST) IN OTHER QUALIFYING REITS WITHIN THE MEANING OF SECTION
            856(D)(3)(D) OF THE CODE, AND (V) AMOUNTS DESCRIBED IN SECTIONS
            856(C)(3)(E) THROUGH 856(C)(3)(I) OF THE CODE.

        2.  AT THE CLOSE OF EACH TAXABLE YEAR, AT LEAST 95 PERCENT OF HOLDINGS'
            GROSS INCOME CONSISTS OF (I) THE ITEMS OF INCOME DESCRIBED IN
            PARAGRAPH 1 HEREOF (OTHER THAN THOSE DESCRIBED IN SECTION
            856(C)(3)(I) OF THE CODE), (II) GAIN REALIZED FROM THE SALE OR OTHER
            DISPOSITION OF STOCK OR SECURITIES WHICH ARE NOT PROPERTY DESCRIBED
            IN SECTION 1221(A)(1) OF THE CODE, (III) INTEREST, (IV) DIVIDENDS,
            AND (V) INCOME DERIVED FROM PAYMENTS TO HOLDINGS ON INTEREST RATE
            SWAP OR CAP AGREEMENTS, OPTIONS, FUTURES CONTRACTS, FORWARD RATE
            AGREEMENTS AND OTHER SIMILAR FINANCIAL INSTRUMENTS ENTERED INTO TO
            REDUCE THE INTEREST RATE RISKS WITH RESPECT TO ANY INDEBTEDNESS
            INCURRED OR TO BE INCURRED TO ACQUIRE OR CARRY REAL ESTATE ASSETS,
            OR GAIN FROM THE SALE OR OTHER DISPOSITION OF SUCH AN INVESTMENT AS
            DESCRIBED IN SECTION 856(C)(5)(G), IN EACH CASE WITHIN THE MEANING
            OF SECTION 856(C)(2) OF THE CODE.

        3.  AT THE CLOSE OF EACH QUARTER OF HOLDINGS' TAXABLE YEARS, AT LEAST 75
            PERCENT OF THE VALUE OF HOLDINGS' TOTAL ASSETS (AS DETERMINED IN
            ACCORDANCE WITH TREASURY REGULATIONS SECTION 1.856-2(D)) HAS
            CONSISTED OF AND WILL CONSIST OF REAL ESTATE ASSETS WITHIN THE
            MEANING OF SECTIONS 856(C)(4) AND 856(C)(5)(B) OF THE CODE, CASH AND
            CASH ITEMS (INCLUDING RECEIVABLES WHICH ARISE IN THE ORDINARY COURSE
            OF HOLDINGS' OPERATIONS, BUT NOT INCLUDING RECEIVABLES PURCHASED
            FROM ANOTHER PERSON), AND GOVERNMENT SECURITIES; UNLESS (A) THE TEST
            DESCRIBED IN THIS PARAGRAPH (3) HAS BEEN SATISFIED AS OF THE END OF
            THE IMMEDIATELY PRECEDING QUARTER OF HOLDINGS' TAXABLE YEAR, (B)
            SUCH TEST IS NOT SATISFIED AS THE RESULT OF THE ACQUISITION OF A
            SECURITY OR PROPERTY DURING THE CURRENT QUARTER OF HOLDINGS' TAXABLE
            YEAR, (C) HOLDINGS DELIVERS WITHIN 10 DAYS OF THE END OF THE CURRENT
            QUARTER OF HOLDINGS' TAXABLE YEAR TO BUYER NOTICE THAT SUCH TEST IS
            NOT SATISFIED, (D) SUCH TEST IS SATISFIED WITHIN THE 30 DAY PERIOD
            AS PROVIDED UNDER SECTION 856(C)(4), AND (E) AN OFFICER OF HOLDINGS
            CERTIFIES AS TO SUCH SATISFACTION WITHIN SUCH 30 DAY PERIOD, AND
            PROVIDES DOCUMENTATION, REASONABLY SATISFACTORY TO BUYER EVIDENCING
            SUCH SATISFACTION.

                                      D-3

        4.  AT THE CLOSE OF EACH QUARTER OF EACH OF HOLDINGS' TAXABLE YEARS, (A)
            NOT MORE THAN 25 PERCENT OF HOLDINGS' TOTAL ASSET VALUE WILL BE
            REPRESENTED BY SECURITIES (OTHER THAN THOSE DESCRIBED IN PARAGRAPH
            3), (B) NOT MORE THAN 20 PERCENT OF HOLDINGS' TOTAL ASSET VALUE WILL
            BE REPRESENTED BY SECURITIES OF ONE OR MORE TAXABLE REIT
            SUBSIDIARIES, AND (C) (I) NOT MORE THAN 5 PERCENT OF THE VALUE OF
            HOLDINGS' TOTAL ASSETS WILL BE REPRESENTED BY SECURITIES OF ANY ONE
            ISSUER (OTHER THAN GOVERNMENT SECURITIES AND SECURITIES OF TAXABLE
            REIT SUBSIDIARIES), AND (II) HOLDINGS WILL NOT HOLD SECURITIES
            POSSESSING MORE THAN 10 PERCENT OF THE TOTAL VOTING POWER OR VALUE
            OF THE OUTSTANDING SECURITIES OF ANY ONE ISSUER (OTHER THAN
            GOVERNMENT SECURITIES, SECURITIES OF TAXABLE REIT SUBSIDIARIES, AND
            SECURITIES OF A QUALIFIED REIT SUBSIDIARY WITHIN THE MEANING OF
            SECTION 856(I) OF THE CODE); UNLESS (D) THE TESTS DESCRIBED IN THIS
            PARAGRAPH (4) HAVE BEEN SATISFIED AS OF THE END OF THE IMMEDIATELY
            PRECEDING QUARTER OF HOLDINGS' TAXABLE YEAR, (E) ANY OF THE TESTS
            DESCRIBED IN THIS PARAGRAPH (4) ARE NOT SATISFIED AS THE RESULT OF
            THE ACQUISITION OF A SECURITY OR PROPERTY DURING THE CURRENT QUARTER
            OF HOLDINGS' TAXABLE YEAR, (F) HOLDINGS DELIVERS WITHIN 10 DAYS OF
            THE END OF THE CURRENT QUARTER OF HOLDINGS' TAXABLE YEAR TO BUYER
            NOTICE THAT SUCH TEST IS NOT SATISFIED, (G) SUCH TEST IS SATISFIED
            WITHIN THE 30 DAY PERIOD AS PROVIDED UNDER SECTION 856(C)(4), AND
            (H) AN OFFICER OF HOLDINGS CERTIFIES AS TO SUCH SATISFACTION WITHIN
            SUCH 30 DAY PERIOD, AND PROVIDES DOCUMENTATION, REASONABLY
            SATISFACTORY TO BUYER EVIDENCING SUCH SATISFACTION.

                                      D-4

IN WITNESS WHEREOF, I have set my hand this _____ day of ________, ________.

                               By:
                                  ----------------------------------------
                               Name:
                                    --------------------------------------
                               Title:
                                     -------------------------------------

                                      D-5



                 SCHEDULE 1 TO OFFICER'S COMPLIANCE CERTIFICATE
                 ----------------------------------------------
                       CALCULATIONS OF FINANCIAL COVENANTS
                         AS OF THE QUARTER ENDED [DATE]

------------------------------------------------------------------------------------------------------

I.    ADJUSTED TANGIBLE NET WORTH
------------------------------------------------------------------------------------------------------

1.    Net Worth (book)                                                                 $
------------------------------------------------------------------------------------------------------
      Plus:
------------------------------------------------------------------------------------------------------
2.    Subordinated Debt (maturity > CSFB line maturity)                                $
------------------------------------------------------------------------------------------------------

I.(A) TOTAL OF ITEMS 1-2                                                               $
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
      Less:
------------------------------------------------------------------------------------------------------
3.    Capitalized servicing balance                                                    $
------------------------------------------------------------------------------------------------------
4.    Goodwill                                                                         $
------------------------------------------------------------------------------------------------------
5.    Receivables or advances due from shareholders, affiliates, employees             $
      or related parties
------------------------------------------------------------------------------------------------------
6.    Trademarks                                                                       $
------------------------------------------------------------------------------------------------------
7.    Capitalized organizational expenses                                              $
------------------------------------------------------------------------------------------------------
8.    Copyrights                                                                       $
------------------------------------------------------------------------------------------------------
9.    Tradenames                                                                       $
------------------------------------------------------------------------------------------------------
10.   Restricted Cash                                                                  $
------------------------------------------------------------------------------------------------------
11.   Deferred Charges                                                                 $
------------------------------------------------------------------------------------------------------
12.   Prepaid assets                                                                   $
------------------------------------------------------------------------------------------------------
13.   Investments in related entities, partnerships                                    $
------------------------------------------------------------------------------------------------------
14.   Any other intangible assets                                                      $
------------------------------------------------------------------------------------------------------
                                                                                       $
I.(B) TOTAL OF ITEMS 3-14
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
I.(C) ACTUAL ADJUSTED TANGIBLE NET WORTH (A MINUS B)                                   $
------------------------------------------------------------------------------------------------------
      Adjusted Tangible Net Worth Covenant                                             $
------------------------------------------------------------------------------------------------------
      COMPLIANCE?                                                                      YES / NO
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
II.   LEVERAGE RATIO
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
      TOTAL DEBT DIVIDED BY ADJUSTED TANGIBLE NET WORTH - ACTUAL                       XX.X
------------------------------------------------------------------------------------------------------
      Leverage Covenant                                                                xx.x
------------------------------------------------------------------------------------------------------
      COMPLIANCE?                                                                      YES / NO
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------


                                      D-6

                 SCHEDULE 2 TO OFFICER'S COMPLIANCE CERTIFICATE
                 ----------------------------------------------

                  INDEBTEDNESS as of _________________________


------------------------------------------------------------------------------------------------------
                                TOTAL              OUTSTANDING
      LENDER                  COMMITMENT           INDEBTEDNESS           EXPIRATION DATE
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------


                                      D-7

                 SCHEDULE 3 TO OFFICER'S COMPLIANCE CERTIFICATE
                 ----------------------------------------------

                            PURCHASED MORTGAGE LOANS

                                      D-8

                 SCHEDULE 4 TO OFFICER'S COMPLIANCE CERTIFICATE

                       OVERALL MORTGAGE LOAN ORIGINATIONS



------------------------------------------------------------------------------------------------------
                                        TOTAL NUMBER OF              AGGREGATE PRINCIPAL
                                         MORTGAGE LOANS              BALANCE OF MORTGAGE
     MORTGAGE LOAN TYPE                    ORIGINATED                 LOANS ORIGINATED
------------------------------------------------------------------------------------------------------

   Alt-A Mortgage Loans
------------------------------------------------------------------------------------------------------
 Conforming Mortgage Loans
------------------------------------------------------------------------------------------------------
         HELOCs
------------------------------------------------------------------------------------------------------
   Jumbo Mortgage Loans
------------------------------------------------------------------------------------------------------
 Second Lien Mortgage Loans
------------------------------------------------------------------------------------------------------
  Sub-Prime Mortgage Loans
------------------------------------------------------------------------------------------------------


                                       D-9

                 SCHEDULE 5 TO OFFICER'S COMPLIANCE CERTIFICATE
                 ----------------------------------------------

                       Interest Rate Protection Agreements

                                      D-1

                 SCHEDULE 6 TO OFFICER'S COMPLIANCE CERTIFICATE
                       CALCULATIONS FOR REIT QUALIFICATION
                         AS OF THE QUARTER ENDED [DATE]


------------------------------------------------------------------------------------------------------

I.    75% OF GROSS INCOME (SECTION 856(C)(3)):
------------------------------------------------------------------------------------------------------
1.    Gross income for quarter                                                  $
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
2.    Qualifying income under section 856(c)(3)                                 $
------------------------------------------------------------------------------------------------------
3.    Line 2 divided by Line 1 (cannot be less than 0.75)
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
II.   95% OF GROSS INCOME (SECTION 856(C)(2)):
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
4.    Qualifying income under section 856(c)(2)
------------------------------------------------------------------------------------------------------
5.    Line 4 divided by Line 1 (cannot be less than 0.95)
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
III.  75% OF TOTAL ASSETS (SECTION 856(C)(4)(A)):
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
6.    Value of total assets                                                     $
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
7.    Qualifying assets under section 856(c)(4)(A)                              $
------------------------------------------------------------------------------------------------------
8.    Line 7 divided by Line 6 (cannot be less than 0.75)
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
IV.   25% OF TOTAL ASSETS (SECTION 856(C)(4)(B)(I)):
------------------------------------------------------------------------------------------------------

9.    Value of securities held (other than those included in Line 7)            $
------------------------------------------------------------------------------------------------------
10.   Line 9 divided by Line 6 (cannot be more than 0.25)
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
V.    20% OF TOTAL ASSETS (SECTION 856(C)(4)(B)(II)):
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
11.   Value of securities of one or more taxable REIT subsidiaries              $
------------------------------------------------------------------------------------------------------
12.   Line 11 divided by Line 6 (cannot be more than 0.2)
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
VI.   5% OF TOTAL ASSETS (SECTION 856(C)(4)(B)(III)(I)):
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
13.   Value of securities held of each issuer (except for those included in Line
      7 or Line 11)
------------------------------------------------------------------------------------------------------
14.   Line 13 divided by Line 6 (cannot be more than 0.05)
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------